                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 24, 2006

                        DENTAL PATIENT CARE AMERICA, INC.
             (Exact name of registrant as specified in its charter)

             Utah                        333-37842                87-0639343
(State or other jurisdiction of  (Commission file number)       (IRS employer
        incorporation)                                       identification no.)

         2150 South 1300 East, Suite 500, SLC, UT         84106
         (Address of principal executive offices)       (Zip code)

                                 (801) 990-3314
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c)

Item 8.01 Other Events

         The common stock of Dental Patient Care America, Inc. is now traded on the Over-the-Counter Bulletin Board (OTCBB).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DENTAL PATIENT CARE AMERICA, INC.
                                              (Registrant)

Date: May 24, 2006                            By  /s/  Michael Silva
                                                Michael Silva
                                                Chief Executive Officer

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